Execution Version

Exhibit 10.1

$250,000,000

MARTIN MIDSTREAM PARTNERS L.P.,
AND
MARTIN MIDSTREAM FINANCE CORP.
7 ¼% Senior Notes due 2021

PURCHASE AGREEMENT

February 6, 2013

Execution Version

February 6, 2013

Wells Fargo Securities, LLC
RBC Capital Markets, LLC+
RBS Securities Inc.
SunTrust Robinson Humphrey, Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
as Representatives

c/o Wells Fargo Securities, LLC
550 S. Tryon Street, 5th Floor
Charlotte, North Carolina 28202

Ladies and Gentlemen:
Martin Midstream Partners L.P., a Delaware limited partnership (the “Partnership”), and Martin Midstream Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”) propose to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Wells Fargo Securities, LLC, RBC Capital Markets, LLC, RBS Securities Inc., SunTrust Robinson Humphrey, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as Representatives (in such capacity, the “Representatives”), $250,000,000 aggregate principal amount of its 7 ¼% Senior Notes due 2021 (the “Notes”), which will be unconditionally guaranteed on a senior unsecured basis, as to principal, premium, if any, and interest (the “Guarantees”) by the subsidiaries of the Partnership named in Schedule II hereto, (each individually, a “Guarantor” and collectively, the “Guarantors”). The Notes will be issued pursuant to an Indenture (the “Indenture”) dated as of the Closing Date (as defined in Section 2) among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as Trustee (the “Trustee”).
The Notes (and the related Guarantees) will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act (“Rule 144A”) and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”). The Initial Purchasers have advised the Issuers that they will offer and sell the Notes purchased by them hereunder in accordance with Section 3 hereof as soon as the Representatives deem advisable.
This Agreement, the Registration Rights Agreement, to be dated the Closing Date, between the Initial Purchasers, the Issuers and the Guarantors (the “Registration Rights Agreement”) and the Indenture are hereinafter collectively referred to as the “Transaction Documents” and the execution and delivery of the Transaction Documents and the transactions contemplated herein and therein are hereinafter referred to as the “Transactions.”
In connection with the sale of the Notes, the Issuers have prepared a preliminary offering memorandum, dated February 5, 2013 (the “Preliminary Memorandum”), the Offering Memorandum (as defined below) and a Final Memorandum (as defined below), dated the date hereof. The Final

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Memorandum, the Preliminary Memorandum and the Offering Memorandum are referred to herein as a “Memorandum.” Each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum sets forth certain information concerning the Issuers, the Notes, the Transaction Documents and the Transactions. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Offering Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Notes by the Initial Purchasers.
Prior to the first time when the sales of the Notes were first made (the “Time of Sale”), the Issuers have prepared and delivered to the Initial Purchasers a pricing supplement (the “Pricing Supplement”) dated February 6, 2013, in the form attached as Schedule III hereto. The Pricing Supplement together with the Preliminary Memorandum is referred to herein as the “Offering Memorandum.”
Promptly after the Time of Sale and in any event no later than the second Business Day following the Time of Sale, the Issuers will prepare and deliver to each Initial Purchaser a Final Offering Memorandum (the “Final Memorandum”), which will consist of the Preliminary Offering Memorandum with such changes therein as are required to reflect the information contained in the Pricing Supplement, and from and after the time such Final Memorandum is delivered to each Initial Purchaser, all references herein to the Offering Memorandum shall be deemed to be a reference to both the Offering Memorandum and the Final Memorandum.
All references herein to the terms “Offering Memorandum” and “Final Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder) and incorporated by reference in the Offering Memorandum (including the Preliminary Memorandum) or the Final Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Memorandum.
Martin Midstream GP LLC, a Delaware limited liability company (the “General Partner”), is an indirect, wholly owned subsidiary of Martin Resource Management Corporation, a Texas corporation (“MRMC”), and the sole general partner of the Partnership. The Partnership is the sole shareholder of Finance Corp. Martin Operating GP LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Operating GP”), is the sole general partner of Martin Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership” and, together with the General Partner, the Partnership and the Operating GP, the “Martin Parties”), and the Partnership is the sole limited partner of the Operating Partnership. The Operating Partnership owns, among other things, 100% of the outstanding Class A membership interests and 100% of the outstanding Class B membership interests in Redbird Gas Storage LLC, a Delaware limited liability company (“Redbird”), 100% of the membership interests in MOP Midstream Holdings LLC, a Delaware limited liability company (“MOP Midstream”), and 100% of the membership interests in Talen's Marine & Fuel, LLC, a Louisiana limited liability company (“Talen's”). MOP Midstream owns 50% of the outstanding membership interests in Caliber Gathering, LLC, a Delaware limited liability company (“Caliber”).
For the purposes of this Agreement, the term “Permitted Liens” shall mean liens, encumbrances and/or security interests granted by (A) any Martin Party to Royal Bank of Canada and the other lenders, named in the Operating Partnership's Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended, and (B) Martin Resource LLC or Cross Oil Refining & Marketing, Inc. to Regions Bank and the other lenders named in MRMC's Credit and Security Agreement dated March 27, 2012, as amended.

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1.Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to, and agree with, each of the Initial Purchasers that:
(a)(i) the Preliminary Memorandum as of its date did not contain and (ii) each of the Offering Memorandum at the Time of Sale and at the Closing Date and the Final Memorandum, and any amendment or supplement thereto does not and will not contain, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations or warranties set forth in this paragraph shall not apply to statements in or omissions from any Memorandum made in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 11 hereof.
(b)The Partnership (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Notes (each such communication by the Partnership or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Memorandum, (ii) the Final Memorandum, (iii) the Pricing Supplement, which constitutes part of the Offering Memorandum, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Offering Memorandum, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Issuers and Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser expressly for use in any Issuer Written Communication, it being understood and agreed that the only such information furnished by or on behalf of such Initial Purchaser consists of the information described as such in Section 11 hereof.
(c)Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), with full partnership power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto), in each case in all material respects. Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties to be owned or leased by it at the Closing Date makes such registration or qualification necessary, except where the failure so to register or qualify would not have a Material Adverse Effect. “Material Adverse Effect” shall mean (i) a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Issuers and each Guarantor, considered as one enterprise, or (ii) a material impairment of the ability of the Issuers and each Guarantor to perform their obligations under the Notes, the Guarantees or the Transaction Documents.
(d)Finance Corp. has been duly incorporated and is validly existing in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”), with full corporate

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power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto) in all material respects. Finance Corp. is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties owned or leased by it at the Closing Date makes such registration or qualification necessary, except where the failure so to register or qualify would not have a Material Adverse Effect.
(e)Each of the General Partner and Operating GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), with full limited liability company power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto), and (i) with respect to the General Partner, to act as general partner of the Partnership, and (ii) with respect to Operating GP, to act as general partner of the Operating Partnership, in each case in all material respects. Each of the General Partner and Operating GP is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties owned or leased by it at the Closing Date makes such registration or qualification necessary, except where the failure so to register or qualify would not have a Material Adverse Effect.
(f)Redbird has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act, with full limited liability company power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto), in each case in all material respects. Redbird is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties owned or leased by it at the Closing Date makes such registration or qualification necessary, except where the failure so to register or qualify would not have a Material Adverse Effect.
(g)MOP Midstream has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act, with full limited liability company power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto), in each case in all material respects. MOP Midstream is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties owned or leased by it at the Closing Date makes such registration or qualification necessary, except where the failure so to register or qualify would not have a Material Adverse Effect.
(h)Talen's has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Louisiana, with full limited liability company power and authority to own or lease and operate its properties and to conduct its business as presently conducted and as described in any Memorandum (and any amendment or supplement thereto), in each case in all material respects. Talen's is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it at the Closing Date or the nature or location of the properties owned or leased by it at the Closing Date makes such registration or qualification

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necessary, except where the failure so to register or qualify would not have a Material Adverse Effect.
(i)The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as heretofore amended, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims, except for Permitted Liens, applicable securities laws and any restrictions set forth in the Partnership Agreement.
(j)The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended and restated at or prior to the Closing Date, the “Operating GP Agreement”), is fully paid (to the extent required under the Operating GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests, charges or claims, except for Permitted Liens, applicable securities laws and any restrictions set forth in the Operating GP Agreement.
(k)Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Operating Partnership (as the same may be amended and restated at or prior to the Closing Date, the “Operating Partnership Agreement”); Operating GP owns such general partner interest free and clear of all liens, encumbrances (except any restrictions on transferability as described in any Memorandum), security interests, charges or claims, except for Permitted Liens, applicable securities laws and any restrictions set forth in the Operating Partnership Agreement; the Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims, except for Permitted Liens, applicable securities laws and any restrictions set forth in the Operating Partnership Agreement.
(l)The Operating Partnership owns 100% of the outstanding Class A membership interests and 100% of the outstanding Class B membership interests in Redbird; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Redbird (as the same may be amended and restated at or prior to the Closing Date, the “Redbird Agreement”), are fully paid (to the extent required under the Redbird Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims except for Permitted Liens, applicable securities laws and any restrictions set forth in the Redbird Agreement.
(m)The Operating Partnership owns 100% of the outstanding membership interests in MOP Midstream; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of MOP Midstream (as the same may be amended and restated at or prior to the Closing Date, the “MOP Midstream Agreement”), are fully paid (to the extent required under the MOP Midstream Agreement) and nonassessable (except as

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such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims except for Permitted Liens, applicable securities laws and any restrictions set forth in the MOP Midstream Agreement.
(n)The Operating Partnership owns 100% of the outstanding membership interests in Talen's; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Talen's (as the same may be amended and restated at or prior to the Closing Date, the “Talen's Agreement”), are fully paid (to the extent required under the Talen's Agreement) and nonassessable (except as such nonassessability may be affected by the laws of the State of Louisiana); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims except for Permitted Liens, applicable securities laws and any restrictions set forth in the Talen's Agreement.
(o)Other than (i) the Partnership's ownership of a 100% limited liability company interest in Operating GP and a 99.9% limited partner interest in the Operating Partnership, (ii) the Partnership's ownership of 100% of the outstanding capital stock of Finance Corp., (iii) Operating GP's ownership of a 0.1% general partner interest in the Operating Partnership, (iv) the Operating Partnership's ownership of 100% of the outstanding Class A membership interests and 100% of the outstanding Class B membership interests in Redbird, (v) Redbird's ownership of 41.276% of the outstanding membership interests in Cardinal Gas Storage Partners LLC, a Delaware limited liability company (“Cardinal”), (vi) Cardinal's ownership of 100% of the outstanding membership interests in Monroe Gas Storage Company, LLC, a Delaware limited liability company, (vii) the Operating Partnership's ownership of 100% of the outstanding membership interests of MOP Midstream, (viii) MOP Midstream's ownership of 50% of the outstanding membership interests in Caliber and (ix) the Operating Partnership's ownership of 100% of the outstanding membership interest in Talen's, none of the Partnership, Operating GP or the Operating Partnership will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership interests described above and its partnership interests in the Partnership, the General Partner will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.
(p)The Issuers have all limited partnership or corporate power, as the case may be, and authority necessary to enter into and perform their obligations under the Transaction Documents, the Notes and the Guarantees, and to carry out all the terms and provisions hereof and thereof to be carried out by them.
(q) Each Guarantor has full power (corporate and other) to own or lease its properties and conduct its business as described in any Memorandum; and each Guarantor has full power (corporate and other) to enter into the Guarantees and the Transaction Documents, as applicable, and to carry out all the terms and provisions hereof and thereof to be carried out by each Guarantor, as applicable.
(r)Each Guarantor (other than Operating GP and the Operating Partnership) has been duly incorporated or formed, is validly existing as a corporation or limited liability company in good standing (or its equivalent) under the laws of the jurisdiction of its incorporation or formation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock or other ownership interest of each Guarantor (other than Operating GP and the Operating Partnership) has been duly and validly authorized and issued, are

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fully paid (to the extent required under the applicable certificate of incorporation or limited liability company agreement of each Guarantor (other than Operating GP and the Operating Partnership)) and non-assessable, and are owned directly or through wholly-owned subsidiaries by the Partnership, free and clear of all liens, encumbrances, equities or claims, except for Permitted Liens, applicable securities laws and any restrictions set forth in the applicable certificate of incorporation or limited liability company agreement of each Guarantor (other than Operating GP and the Operating Partnership).
(s)No Guarantor is prohibited, directly or indirectly, from paying any dividends to an Issuer, from making any other distribution on such subsidiary's capital stock, from repaying to an Issuer any loans or advances to such subsidiary from an Issuer or from transferring any of such subsidiary's property or assets to an Issuer or any other subsidiary of an Issuer in accordance with its organizational documents, except as provided by applicable laws or regulations, by the Indenture or as disclosed in the Offering Memorandum.
(t)Except for rights described in the Offering Memorandum, or for rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership, corporate or limited liability company interests in the Issuers or Guarantors, in each case pursuant to the organizational documents or any agreement or other instrument to which any Issuer or Guarantor is a party or by which any of them may be bound. Except as described in the Offering Memorandum, there are no outstanding options or warrants to purchase any partnership, corporate or limited liability company interests in any Issuer or Guarantor.
(u)This Agreement has been duly authorized, validly executed and delivered by the Issuers and each Guarantor and constitutes the legal, valid and binding obligations of the Issuers and each Guarantor, enforceable against each of them in accordance with its terms; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy.
(v)The Indenture and the Registration Rights Agreement have been duly authorized by the Issuers and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Issuers and each Guarantor, and (assuming the due authorization, execution and delivery by the Trustee in the case of the Indenture and the Initial Purchasers in the case of the Registration Rights Agreement) will constitute the legal, valid and binding obligations of the Issuers and each Guarantor, enforceable against the Issuers and each Guarantor in accordance with their respective terms; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy; and the Indenture and the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.
(w)The Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and to the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
(x)The Notes have been duly authorized by the Issuers and when duly executed and authenticated in the manner provided for in the Indenture and delivered to and paid for by the

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Initial Purchasers as provided in this Agreement, will constitute the legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and will be entitled to the benefits of the Indenture and the Registration Rights Agreement; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further, that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy; the Guarantees have been duly authorized by the Guarantors and, on the Closing Date, upon the due issuance and delivery of the related Notes, will constitute valid and legally binding obligations of each of the Guarantors, and will be entitled to the benefits of the Indenture; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further, that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy; the Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized by the Issuers and, when executed and authenticated in the manner provided for in the Registration Rights Agreement and the Indenture, will constitute the legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and will be entitled to the benefits of the Indenture and the Registration Rights Agreement; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further, that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy; and the Notes and the Exchange Notes will conform in all material respects to the descriptions thereof in the Offering Memorandum.
(y)The limited liability company agreement of the General Partner (as the same may be amended and restated at or prior to the Closing Date, the “General Partner LLC Agreement”) has been duly authorized, executed and delivered by Martin Resource LLC and is a valid and legally binding agreement of Martin Resource LLC, enforceable against Martin Resource LLC in accordance with its terms; the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating GP Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by Operating GP and the Partnership and is a valid and legally binding agreement of Operating GP and the Partnership, enforceable against Operating GP and the Partnership in accordance with its terms; the Redbird Agreement has been duly authorized, executed and delivered by the Operating Partnership and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; the MOP Midstream Agreement has been duly authorized, executed and delivered by the Operating Partnership and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; the Talen's Agreement is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; provided that, with respect to each agreement

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described in this Section 1(y), the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further that the indemnity and contribution provisions contained in any of such agreements may be limited by applicable laws and public policy. The General Partner LLC Agreement, the Partnership Agreement, the Operating GP Agreement, the Operating Partnership Agreement, the Redbird Agreement and the MOP Midstream Agreement are herein collectively referred to as the “Operative Agreements.”
(z)Except as described in the Offering Memorandum, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of the Issuers and Guarantors, threatened, against or involving any of the Issuers or Guarantors, or to which any of their properties are subject, which is reasonably likely to, individually or in the aggregate, result in a Material Adverse Effect.
(aa)There are no agreements, contracts, indentures, leases or other instruments that would be required to be described by the Securities Act in a registration statement on Form S-1 to be filed with the Commission and that are not so described in each Memorandum. All such contracts to which any of the Issuers or Guarantors is a party that are described in the Offering Memorandum or are filed as exhibits to the documents incorporated by reference to the Offering Memorandum have been duly authorized, executed and delivered by the Issuer or Guarantor that is party thereto, constitute valid and binding agreements of the Issuer or Guarantor that is party thereto and are enforceable against the Issuer or Guarantor that is party thereto in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). None of the Issuers or Guarantors, as applicable, has received notice or been made aware that any other party is in breach of or violation of, or in default under, any of such contracts.
(ab)None of the Issuers or Guarantors is in violation of (i) its certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws, or other organizational documents, or (ii) any law, statute, ordinance, administrative or governmental rule or regulation applicable to it, the violation of which would have a Material Adverse Effect, or any judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, the violation of which would have a Material Adverse Effect; or (iii) in breach or default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, contract, indenture, lease or other document or instrument (each of (A) and (B), an “Existing Instrument”) to which it is a party or by which any of its properties may be bound, which breach or default would have a Material Adverse Effect. To the knowledge of the Issuers and Guarantors, no third party to any Existing Instrument is in default under any such Existing Instrument, which default would, if continued, have a Material Adverse Effect.
(ac)The execution, delivery and performance by the Issuers and each Guarantor of this Agreement and the other Transaction Documents, the issuance and sale of the Notes and the compliance by the Issuers and each Guarantor with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) require the consent, approval, authorization, order, registration or filing or qualification with, any governmental authority or court, or body or arbitrator having jurisdiction over an Issuer or any Guarantor, except such as may

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be required by the securities or Blue Sky laws of the various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and as disclosed in the Offering Memorandum, in connection with the offer or sale of the Notes and by Federal and state securities laws with respect to the obligations of an Issuer or any Guarantor under the Registration Rights Agreement, (ii) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default under, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Issuers or Guarantors, (iii) conflicts with or will conflict with or constitute or will constitute a breach or violation of, or a default under, any Existing Instrument to which any of the Issuers or Guarantors is a party or by which any of their respective properties may be bound, (iv) violates or will violate any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to any of the Issuers or Guarantors or any of their properties, or (v) results in or will result in the creation or imposition of any lien, encumbrance, security interest, equity, charge or claim upon any property or assets of any of the Issuers or Guarantors (other than the Permitted Liens, applicable securities laws and any restrictions set forth in the governing documents of the Issuers or Guarantors) pursuant to, or requires the consent of any other party to, any Existing Instrument (except as noted above), except in case of (i), (iii), (iv) or (v) above, for such consents that if not obtained or conflicts, breaches, defaults, liens, encumbrances, security interests, charges or claims that will not, individually or in the aggregate, result in a Material Adverse Effect.
(ad)KPMG LLP, the certified public accountants who have certified the financial statements (including the related notes thereto and supporting schedules) included or incorporated by reference in the Offering Memorandum (or any amendment or supplement thereto), are independent public accountants as required by the Securities Act and the Exchange Act. KPMG LLP, the certified public accountants who have certified the financial statements (including the related notes thereto and supporting schedules) with respect to Waskom Gas Processing, a Texas general partnership, included or incorporated by reference in the Offering Memorandum (or any amendment or supplement thereto), are independent public accountants as required by Rule 101 of the AICPA Code of Professional Conduct and its related interpretations and rulings.
(ae)On September 30, 2012, the Partnership had, on the consolidated basis indicated in the Offering Memorandum (and any amendment or supplement thereto), a capitalization as set forth therein. The historical financial statements, together with related schedules and notes, included or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly in all material respects the financial condition, results of operations, cash flows and changes in financial position of the entities purported to be shown thereby on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The pro forma financial statements, if any, included or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and Article 11 of Regulation S-X, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The summary and selected historical and pro forma financial information set forth in Offering Memorandum (and any amendment or supplement thereto) under the caption “Summary Consolidated Financial Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical combined and consolidated financial statements from which such information has been derived. There are no other financial statements or schedules that would be required to be included in a registration statement on Form S-1 to be

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filed with the Commission that are not included or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto).
(af)The documents incorporated by reference in each Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.
(ag)Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), (i) none of the Issuers or Guarantors has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business, (ii) none of the Issuers or Guarantors has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) the Partnership has not paid or declared any distributions with respect to its general or limited partner interests, (iv) none of the Issuers or Guarantors is in default under the terms of any outstanding debt obligations, (v) there has not been any change in the capitalization or any material change in the indebtedness of any of the Issuers or Guarantors (other than in the ordinary course of business) and (vi) there has not been any material adverse change, or any development involving or that may reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), business, prospects, properties, net worth or result of operations of the Issuers or Guarantors taken as a whole.
(ah)At the Closing Date, each of the Issuers or Guarantors will have filed (or obtained extensions with respect to) all tax returns required to be filed, which returns will be complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not have a Material Adverse Effect.
(ai)Except as set forth in the Offering Memorandum, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) or any officer, director or security holder of the Issuers or Guarantors (whether or not an affiliate) that would be required to be described by the Securities Act in a registration statement on Form S-1 to be filed with the Commission and that is not so described in each Memorandum. Additionally, no relationship, direct or indirect, exists between any of the Issuers or Guarantors on the one hand, and the directors, officers, stockholders, customers or suppliers of any of the Issuers or Guarantors on the other hand, that would be required to be described by the Securities Act in a registration statement on Form S-1 to be filed with the Commission and that is not so described in each Memorandum.
(aj)None of the Issuers or Guarantors is now, and after the sale of the Notes and application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds” none of them will be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.
(ak)Each of the Issuers or Guarantors has good and valid title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Offering Memorandum, (ii) Permitted Liens, (iii) applicable securities laws, (iv) restrictions set forth in the governing documents of the Issuers or Guarantors or (v) such as are not materially burdensome and do not have or will not result in a Material Adverse Effect. All property (real and personal) held under lease by the Issuers or Guarantors is held by them under valid, enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not have and will not result in a Material Adverse Effect.

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(al)Each of the Issuers and the Guarantors has all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter “permit” or “permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect.
(am)The Issuers and the Guarantors maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorizations and (iv) the recorded amount of assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(an)The Partnership maintains “disclosure controls and procedures” (as defined in Rule 13a-15 under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Partnership's management, including the principal executive officer and principal financial officer of the General Partner of the Partnership, as appropriate to allow timely decisions regarding required disclosure. The Partnership does not have any material weaknesses in internal controls, and there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership's internal controls. The Partnership is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission.
(ao)Except as described in the Offering Memorandum, the Issuers and the Guarantors (i) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. None of the Issuers or the Guarantors has been named as a “potentially responsible party” under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, in regard to any unresolved matter or claim. None of the Issuers or the Guarantors owns, leases or occupies any property requiring remediation that appears on any list of hazardous sites compiled by any state or local governmental agency. In the ordinary course of its business, each of the Issuers and the Guarantors conducts a periodic review of the effect of Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and amount of its established reserves, each of the Issuers and the Guarantors has reasonably concluded that such

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associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Effect.
(ap)Each of the Issuers and the Guarantors is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and none of the Issuers or the Guarantors has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.
(aq)Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, none of the Issuers or the Guarantors or any of their respective ERISA Affiliates (as defined below) has any liability with respect to any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is (currently or hereafter), or within the past six years was, sponsored, maintained or contributed to by any of the Issuers or the Guarantors or any of their respective ERISA Affiliates (each, an “Employee Benefit Plan”).  For purposes of this Agreement, “ERISA Affiliate” means, with respect to any Issuer or Guarantor, any trade or business that is a member of any group described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”) that includes such Issuer or Guarantor, or that is a member of the same “controlled group” as such Issuer or Guarantor pursuant to Section 4001(a)(14) of ERISA. None of the Issuers or the Guarantors nor any of their respective ERISA Affiliates (a) is required to contribute to, or has any other absolute or contingent liability in respect of, any “multiemployer plan” (as defined in section 3(37) or 4001(a)(3) of ERISA) that, when taken together with all other Employee Benefit Plan contribution obligations and liabilities, could reasonably be expected to result in a Material Adverse Effect or (b) has incurred or reasonably expects to incur any liabilities (i) under Title IV of ERISA, (ii) under Sections 206(g), 302 or 303 of ERISA, (iii) under Sections 412, 430, 431, 436, 4971, 4975 or 4980B of the Code, or (iv) under corresponding or similar provisions of any foreign laws. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.
(ar)None of the Issuers or the Guarantors nor, to the Partnership's knowledge, any employee or agent of the Issuers or the Guarantors has made any payment of funds of the Issuers or the Guarantors or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Offering Memorandum.
(as)Each of the Issuers and each Guarantor is not now nor after giving effect to the issuance of the Notes and the execution, delivery and performance of the Notes, the Guarantees or the Transaction Documents and the consummation of the transactions contemplated thereby or described in the Preliminary Memorandum or the Offering Memorandum, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated business or (iii) incurring debts or other obligations beyond its ability to pay such debts or obligations as they become due.
(at)The Issuers and their Affiliates (“Affiliates”) (unless otherwise provided, “Affiliates” has the meaning defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)) have not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Memorandum, the Offering Memorandum or any amendment or supplement thereto.
(au)The statements set forth in the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes, and under the captions “Description of Other Indebtedness,” and “United States Federal Income

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and Estate Tax Considerations” insofar as they purport to summarize the provisions of the laws and documents referred to therein, fairly and accurately summarize the subject matter thereof in all material respects.
(av)No proceedings for the merger, consolidation, liquidation or dissolution of an Issuer or any Guarantor or the sale of all or a material part of the assets of the Partnership and its subsidiaries or any Guarantor or any material acquisition by an Issuer or any Guarantor are pending or contemplated.
(aw)Within the preceding six months, none of the Issuers or any of the Guarantors or any of their Affiliates has, directly or through any agent, made offers or sales of any debt security of the Issuers or any of the Guarantors, or solicited offers to buy or otherwise negotiated in respect of any securities of the Issuers or the Guarantors of the same or a similar class as the Notes, other than the Notes offered or sold to the Initial Purchasers hereunder.
(ax)None of the Issuers, any Guarantor or any of their Affiliates has, directly or through any person acting on its or their behalf (other than the Initial Purchasers, as to which no statement is made), offered, solicited offers to buy or sold the Notes by any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
(ay)None of the Issuers, any Guarantors, any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which no statement is made), has engaged in any directed selling efforts with respect to the Notes, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meaning given to them by Regulation S.
(az)None of the Issuers, any Guarantor or any of their Affiliates has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Issuers or any Guarantor to facilitate the sale or resale of the Notes; nor has the Issuers, any Guarantor or any of their Affiliates paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of an Issuer (except as contemplated by this Agreement).
(ba)The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.
(bb)Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3 hereof and compliance by the Initial Purchasers with the procedures set forth in Section 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and disclosed in each Memorandum to register the Notes or the related Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.
(bc)None of the Transactions (including, without limitation, the use of proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
(bd)Except as disclosed in the Offering Memorandum, there are no agreements, arrangements or understandings (other than this Agreement) that will require the payment of any commissions, fees or other remuneration to any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement.
(be)The Issuers do not intend to treat any of the transactions contemplated by the Notes, the Guarantees or the Transaction Documents as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Issuers determine to take any action inconsistent with such intention, it will promptly notify the Representatives thereof. If the

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Issuers so notifies the Representatives, the Issuers acknowledge that one or more of the Initial Purchasers may treat its purchase and resale of Notes as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Initial Purchaser or Initial Purchasers, as applicable, will maintain the lists and other records required by such Treasury Regulation.
(bf)There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Issuers of the Notes.
Each certificate signed by any officer of the Issuers or the Guarantors and delivered to the Initial Purchasers or their counsel shall be deemed to be a representation and warranty by the Issuers or the Guarantors, as the case may be, to the Initial Purchasers as to the matters covered thereby.
2.Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell $250,000,000 aggregate principal amount of Notes, and each of the Initial Purchasers, severally and not jointly, agree to purchase from the Issuers the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto at a purchase price equal to 98.31% of the principal amount thereof (the “Purchase Price”). One or more certificates in definitive form or global form, as instructed by the Representatives for the Notes that the Initial Purchasers have severally agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Issuers not later than one full business day prior to the Closing Date (as defined below), shall be delivered by or on behalf of the Issuers to the Representatives for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, against payment by or on behalf of the Initial Purchasers of the Purchase Price therefor by wire transfer in Federal or other funds immediately available to the account of the Issuers. Such delivery of and payment for the Notes shall be made at the offices of Vinson & Elkins L.L.P. (“Counsel for the Initial Purchasers”), 1001 Fannin Street, Suite 2500, Houston, Texas 77002-6760 at 10:00 A.M., New York City time, on February 11, 2013, or at such other place, time or date as the Representatives and the Issuers may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Issuers will make such certificate or certificates for the Notes available for examination by the Initial Purchasers at the offices of Counsel for the Initial Purchasers not later than 10:00 A.M., New York City time on the business day prior to the Closing Date.

3.	Offering of the Notes and the Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represent and warrant to and agree with the Issuers that:
(a)It is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).
(b)It will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (1) QIBs, (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Offering Memorandum under the caption “Notice to Investors.”

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(c)It will not offer or sell the Notes using any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) under the Securities Act.
(d)With respect to offers and sales outside the United States:
(i)at or prior to the confirmation of any sale of any Notes sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Notes from it during the distribution compliance period (as defined in Regulation S) a confirmation or notice substantially to the following effect:

“The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, (i) as part of their distribution at any time; or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the date the Notes were originally issued, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S”; and
(ii)such Initial Purchaser has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 3(b); accordingly, such Initial Purchaser has not engaged nor will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and such Initial Purchasers has complied and will comply with the offering restrictions requirements of Regulation S.
Terms used in this Section 3(d) have the meanings given to them by Regulation S.
4.Covenants of the Issuers. The Issuers covenant and agree with the Initial Purchasers that:
(a)The Issuers will prepare the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum in the form approved by the Representatives and will not amend or supplement the Preliminary Memorandum, the Offering Memorandum or the Final Memorandum without first furnishing to the Representatives a copy of such proposed amendment or supplement and will not use any amendment or supplement to which the Representatives may object.
(b)The Issuers will furnish to the Initial Purchasers and to Counsel for the Initial Purchasers concurrently with the Time of Sale and during the period referred to in paragraph (c) below, without charge, as many copies of the Preliminary Memorandum and the Offering Memorandum and any amendments and supplements thereto as they reasonably may request.
(c)Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Partnership will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.
(d)At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, if any event occurs or condition exists as a result of which the Preliminary Memorandum or the Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Preliminary Memorandum or the Offering Memorandum, to comply with applicable law, the Issuers will promptly (i) notify the Initial

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Purchasers of the same; (ii) subject to the requirements of paragraph (a) of this Section 4, prepare and provide to the Initial Purchasers, at their own expense, an amendment or supplement to the Preliminary Memorandum or the Offering Memorandum, so that the statements in the Preliminary Memorandum or the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Preliminary Memorandum or the Offering Memorandum is delivered to a purchaser, be misleading or so that the Preliminary Memorandum or the Offering Memorandum, as amended or supplemented, will comply with applicable law; and (iii) supply any supplemented or amended Preliminary Memorandum or Offering Memorandum to the Initial Purchasers and Counsel for the Initial Purchasers, without charge, in such quantities as may be reasonably requested.
(e)The Issuers will (i) cooperate with the Initial Purchasers to qualify the Notes and the Guarantees for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and (ii) maintain such qualifications for so long as required for the sale of the Notes by the Initial Purchasers. The Issuers will promptly advise the Initial Purchasers of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. None of the Issuers or any of the Guarantors shall be required to qualify as a foreign corporation or other entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or other entity.
(f)At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, the Issuers will deliver to the Initial Purchasers such additional information concerning the business and financial condition of the Issuers and the Guarantors as the Initial Purchasers may from time to time request and whenever it or any of its subsidiaries publishes or makes available to the public (by filing with any regulatory authority or securities exchange or by publishing a press release or otherwise) any information that would reasonably be expected to be material in the context of the issuance of the Notes under this Agreement, shall promptly notify the Initial Purchasers as to the nature of such information or event. The Issuers will likewise notify the Initial Purchasers of (i) any decrease in the rating of the Notes or any other debt securities of an Issuer or any Guarantor by any nationally recognized statistical rating organization (as defined in Rule 436(g)(2) under the Securities Act) or (ii) any notice or public announcement given of any intended or potential decrease in any such rating or that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes, as soon as the Issuers become aware of any such decrease, notice or public announcement. The Issuers will also, for a period of three years from the Closing Date, deliver to the Initial Purchasers, as soon as available and without request, copies of any reports and financial statements furnished to or filed with the Commission or required to be delivered to the Trustee or holders of the Notes pursuant to the Indenture or otherwise; provided, however, that if such reports or financial statements are publically available on the Commission's EDGAR database, delivery to the Initial Purchasers shall not be required.
(g)During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their Affiliates to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been acquired by any of them, other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.
(h)Except as contemplated in the Registration Rights Agreement, none of the Issuers or any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made) will, directly or

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indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.
(i)None of the Issuers or any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
(j)None the Issuers or any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and each of them will comply with the offering restrictions requirements of Regulation S.
(k)None of the Issuers or any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any securities of the same or a similar class as the Notes, other than the Notes offered or sold to the Initial Purchasers hereunder, in a manner which would require the registration under the Securities Act of the Notes.
(l)So long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, at any time that the Issuers are not then subject to Section 13 or 15(d) of the Exchange Act, the Issuers will provide at their expense to each holder of the Notes and to each prospective purchaser (as designated by such holder) of the Notes, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. (This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders from time to time, of the Notes.)
(m)The Issuers will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Preliminary Memorandum and the Offering Memorandum.
(n)Until completion of the distribution, neither the Issuers nor any of their Affiliates will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Notes.
(o)Each Note will bear a legend substantially to the following effect until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein:
THIS NOTE AND THE GUARANTEES ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE GUARANTEES ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF OR THE DATE OF ANY SUBSEQUENT REOPENING OF THE NOTES AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON (OR ANY

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PREDECESSOR OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER OR AN ISSUER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

(p)The Issuers will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any debt securities of an Issuer or warrants to purchase debt securities of an Issuer substantially similar to the Notes (other than the Notes offered pursuant to this Agreement) for a period of 60 days after the date hereof, without the prior written consent of Wells Fargo Securities, LLC.
(q)The Issuers will, promptly after they have notified the Representatives of any intention by the Issuers to treat the Transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), deliver a duly completed copy of IRS Form 8886 or any successor form to the Representatives.
(r)The Issuers and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm's length contractual counterparty to the Issuers and the Guarantors with respect to the offering of the Notes and the Guarantees contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuers or any other person. Additionally, no Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Issuers or Guarantors with respect thereto. Any review by the Initial Purchasers of the Issuers or the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Issuers or the Guarantors.

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5.Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Issuers and the Guarantors will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Issuers' counsel and the Issuers' accountants in connection with the issuance and sale of the Notes and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivery of copies requested by the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Notes under state securities laws and all expenses in connection with the qualification of the Notes for offer and sale under state securities laws as provided in Section 4(d) hereof, including filing fees and the reasonable fees and disbursements of Counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Notes, (v) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Notes, (viii) all costs and expenses of the Issuers relating to investor presentations, including any “road show” presentations undertaken in connection with the marketing of the offering of the Notes, including, without limitation, out-of-pocket expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Issuers and the Guarantors, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 5 and Section 7 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
(a)If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Initial Purchasers, the Issuers will reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes.
6.Conditions to the Initial Purchaser's Obligations. The obligations of the several Initial Purchasers to purchase and pay for the Notes shall be subject to the accuracy of the representations and warranties of the Issuers and the Guarantors in Section 1 hereof, in each case as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Issuers' and Guarantors' officers made pursuant to the provisions hereof, to the performance by the Issuers of their covenants and agreements hereunder and to the following additional conditions:
(a)The Initial Purchasers shall have received an opinion, dated the Closing Date, of Locke Lord LLP, counsel for the Issuers, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit A hereto.
(b)The Initial Purchasers shall have received an opinion, dated the Closing Date, of the Counsel for the Initial Purchasers with respect to the issuance and sale of the Notes and such other related matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents as it may reasonably request for the purpose of enabling it to pass upon such matters.

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(c)The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers and Counsel for the Initial Purchasers, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum; provided that the letter shall use a “cut-off date” within three days of the date of such letter and that their procedures, shall extend to financial information in the Final Memorandum not contained in the Preliminary Memorandum. References to the Offering Memorandum in this paragraph (c) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.
(d)(i) None of Partnership nor any of its subsidiaries, shall have sustained, since the date of the latest audited financial statements included in the Preliminary Memorandum and the Offering Memorandum (exclusive of any amendment or supplement thereto), any material loss or interference with their respective businesses or properties from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign) otherwise than as set forth in the Preliminary Memorandum and the Offering Memorandum (exclusive of any amendment or supplement thereto); and (ii) since the respective dates as of which information is given in the Preliminary Memorandum and the Offering Memorandum, there shall not have been any material change in the capital stock or material increase in the long-term debt of the Partnership and its subsidiaries, or any material change in or effect on or any development having a prospective change in or effect on the business, operations, properties, assets, liabilities, stockholders' equity, earnings, condition (financial or otherwise), results of operations or management of the Partnership and its subsidiaries, whether or not in the ordinary course of business, otherwise than as set forth in each such Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any such case described in clause (i) or (ii), is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to market the Notes on the terms and in the manner described in the Preliminary Memorandum and the Offering Memorandum (exclusive of any amendment or supplement thereto).
(e)None of the information set forth in the sections of the Offering Memorandum entitled “Use of Proceeds” and “Description of Other Indebtedness” shall have materially changed, if the effect of any such change, individually or in the aggregate, in the sole judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner described in the Offering Memorandum, exclusive of any amendment or supplement thereto.
(f)The Initial Purchasers shall have received a certificate, dated the Closing Date and in form and substance satisfactory to the Initial Purchasers, of the Chief Executive Officer and the Chief Financial Officer of General Partner as to the accuracy of the representations and warranties of the Issuers and the Guarantors in this Agreement at and as of the Closing Date; that the Issuers and the Guarantors have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date; and as to the matters set forth in Sections 6(d), (e) and (g).
(g)Subsequent to the date hereof, there shall not have been any decrease in the rating of the Notes or any of the Issuers' other debt securities by any “nationally recognized statistical rating agency”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such organization shall have publicly announced that it has under surveillance or review its ratings of the Securities or any of the Issuers' other debt securities or any notice or public announcement given of any intended or potential decrease in any such rating or

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that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes.
(h)The Notes shall be eligible for clearance and settlement through the Depository Trust Company.
(i)The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officers of the Issuers and the Guarantors;
(j)On or before the Closing Date, the Initial Purchasers and Counsel for the Initial Purchasers shall have received such further certificates, documents or other information as they may have reasonably requested from the Issuers and the Guarantors.
7.Indemnification and Contribution. (a) The Issuers and each Guarantor, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such other person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum, the Offering Memorandum, any Issuer Written Communication or the Final Memorandum (or any amendment or supplement thereto); or (ii) the omission or alleged omission to state in the Preliminary Memorandum, the Offering Memorandum, any Issuer Written Communication or the Final Memorandum (or any amendment or supplement thereto) a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse, as incurred, each Initial Purchaser and each such other person for any legal or other expenses reasonably incurred by such Initial Purchaser or such other person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuers and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Offering Memorandum, any Issuer Written Communication or the Final Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchasers through the Representatives specifically for use therein as set forth in Section 11 hereof.
(a)Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Issuers and the Guarantors and their respective affiliates, directors, officers, and employees and each person, if any, who controls any of the Issuers or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers, the Guarantors or any such affiliates, directors or officers or such controlling person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum, the Offering Memorandum, any Issuer Written Communication or the Final Memorandum (or any amendment or supplement thereto), or (ii) the omission or alleged omission to state in the Preliminary Memorandum, the Offering Memorandum, any Issuer Written Communication or the Final Memorandum (or any amendment or supplement thereto) a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers through the Representatives specifically for use therein as set forth in Section 11 hereof and, subject to the

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limitation set forth immediately preceding this clause, will reimburse as incurred, any legal or other expenses reasonably incurred by the Issuers or the Guarantors or any such affiliates, directors or officers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with, any such loss, claim, damage, liability or action in respect thereof.
(b)Promptly after receipt by any person to whom indemnity may be available (the “indemnified party”) under this Section 7(a) and 7(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any person from whom indemnity may be sought (the “indemnifying party”) under this Section 7(a) and Section 7(b), notify such indemnifying party of the commencement thereof; but the failure so to notify such indemnifying party will not relieve such indemnifying party from any liability which it may otherwise have to such indemnified party under this Section 7, except to the extent it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party, and such indemnified party notifies the relevant indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, jointly with any other indemnifying party similarly notified, with counsel satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have concluded, based on advice of outside counsel, that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from an indemnifying party to an indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, such indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) such indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence or (ii) such indemnifying party does not promptly retain counsel satisfactory to such indemnified party or (iii) such indemnifying party has authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. After such notice from an indemnifying party to an indemnified party, such indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of such indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party or any other person that may be entitled to indemnification hereunder is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party and such other persons from all liability arising out of such claim, action, suit or proceeding.
(c)(i) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold

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harmless an indemnified party in respect of any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any action or claim) (or actions in respect thereof) (“Losses”), the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, in order to provide for just and equitable contribution, agree to contribute to the amount paid or payable by such indemnified party as a result of such Losses to which the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is unavailable for any reason, not only such relative benefits but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchasers from the Issuers in connection with the purchase of the Notes hereunder as set forth in the Final Memorandum. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Guarantors or the Initial Purchasers, the parties' intent, relative knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation (even if the Initial Purchasers were treated as one entity for such purpose) that does not take into account the equitable considerations referred to above. Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Initial Purchaser from the Issuers in connection with the purchase of the Notes hereunder, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute hereunder are several in proportion to their respective obligations to purchase Notes as set forth on Schedule I hereto and not joint. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other person listed in Section 7(a) hereof shall have the same rights to contribution as such Initial Purchaser, and each affiliate, director or officer of the Issuers or any Guarantor and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers and the Guarantors.
(d)The obligations of the Issuers and the Guarantors under this Section 7 shall be in addition to any obligations or liabilities which the Issuers and the Guarantors may otherwise have and the obligations of the respective Initial Purchasers under this Section 7 shall be in addition to any obligations or liabilities which the Initial Purchasers may otherwise have.
8.Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuers, the Guarantors, their respective officers, and the several Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, the Guarantors, their respective officers or directors or any controlling person referred to in Section 7 hereof

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or any Initial Purchaser and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.
9.Termination. (a) The Representatives may terminate this Agreement with respect to the Notes by notice to the Issuers at any time on or prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform in any material respect all obligations and satisfy in any material respect all conditions on their part to be performed or satisfied hereunder at or prior thereto or if, at or prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Issuers on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market; (ii) there has been a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iii) a banking moratorium shall have been declared by New York, North Carolina or United States authorities; (iv) there shall have occurred any material change in the capital stock or material increase in the long-term debt of the Partnership and its subsidiaries, or any material change in or effect on or any development having a prospective change in or effect on the business, operations, properties, assets, liabilities, stockholders' equity, earnings, condition (financial or otherwise), results of operations or management of the Partnership and its subsidiaries, whether or not in the ordinary course of business, otherwise than as set forth in the Preliminary Memorandum or the Offering Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any such case described in this clause (iv), is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to market the Notes on the terms and in the manner described in the Preliminary Memorandum and the Offering Memorandum (exclusive of any amendment or supplement thereto) or (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, (C) the occurrence of any other calamity or crisis involving the United States or (D) any change in general economic, political or financial conditions which has an effect on the U.S. financial markets, currency exchange rates or controls or the international financial markets that, in the case of any event described in this clause (v), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Notes as disclosed in the Preliminary Memorandum or the Offering Memorandum, exclusive of any amendment or supplement thereto.
(a)Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except as provided in Sections 5 and 7 hereof.
10.Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers shall be obligated to purchase the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date (the “Remaining Notes”) in the respective proportions that the principal amount of the Notes set opposite the name of each non-defaulting Initial Purchaser in Schedule I hereto bears to the total number of the Notes set opposite the names of all the non-defaulting Initial Purchasers in Schedule I hereto; provided, however, that the non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10% of the total amount of Notes to be purchased on the Closing Date, and no non-defaulting Initial Purchaser shall be obligated to purchase more than 110% of the amount of Notes that it agreed to purchase on the Closing Date pursuant to this Agreement. If the foregoing maximums are exceeded, the non-defaulting Initial Purchasers, or those other purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but not the obligation, to purchase, in such proportion as may be agreed upon among them, all the Remaining Notes. If the non-defaulting Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase the Remaining Notes, this Agreement shall terminate without

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liability on the part of any non-defaulting Initial Purchaser or the Issuers, except that the Issuers will continue to be liable for the payment of expenses to the extent set forth herein.
Nothing contained in this Agreement shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers for damages caused by its default. If other purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, the Issuers or the Representatives may postpone the Closing Date for up to five full business days in order to effect any changes in the Notes, the Guarantees or the Transaction Documents or in any other document or arrangement that, in the opinion of counsel for the Issuers or Counsel for the Initial Purchasers, may be necessary.
11.Information Supplied by Initial Purchasers. The statements set forth in the fourth sentence of the third paragraph and the seventh paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Offering Memorandum, to the extent such statements relate to the Initial Purchasers, constitute the only information furnished by the Initial Purchasers to the Issuers for the purposes of Sections 1(a) and 7 hereof.
12.Notices. All communications hereunder shall be in writing and, if sent to any of the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Representatives, c/o Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor , Charlotte, North Carolina 28202, Attention:  High Yield Syndicate, facsimile number (704) 410-4874 (with such facsimile to be confirmed by telephone to (704) 383-0550), with a copy (which shall not constitute notice) to Vinson & Elkins, 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Attention: Jeff Malonson, and if sent to the Issuers, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Issuers at Martin Midstream GP, LLC, Attention: Ruben S. Martin, 4200 Stone Road, Kilgore, Texas 75662, facsimile number (903) 983-6262, with a copy (which shall not constitute notice) to Locke Lord LLP, 600 Travis, Suite 2800, Houston, Texas 77002, Attention: David F. Taylor.
13.Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Initial Purchasers, the Issuers and the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the several Initial Purchasers, the Issuers and the Guarantors and their respective successors and legal representatives, and for the benefit of no other person, except that (i) the indemnities of the Issuers and the Guarantors contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 7 of this Agreement shall also be for the benefit of the affiliates, directors and officers of the Issuers and the Guarantors, and any person or persons who control the Issuers or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from any Initial Purchaser shall be deemed a successor to such Initial Purchaser because of such purchase.
14.Applicable Law. This Agreement shall be governed by the laws of the State of New York.
15.Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. (a) All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, which jurisdiction is exclusive, and the Issuers and the Guarantors hereby consent to the jurisdiction of such courts.
(a)Each party agrees that any service of process or other legal summons in connection with any Proceeding may be served on it by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, postage prepaid, addressed to the served party at its address

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as provided for in Section 12 hereof. Nothing in this Section shall affect the right of the parties to serve process in any other manner permitted by law.
(b)Each of the Issuers and the Guarantors hereby waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Issuers and the Guarantors agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts in the jurisdiction of which it is or may be subject, by suit upon such judgment.
16.Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase U.S. dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligations of each Issuers and each Guarantor in respect of any sum due from them to any Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, each Issuer and each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Issuers and the Guarantors (but without duplication) an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Initial Purchaser hereunder.
17.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Execution Version

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Issuers, the Guarantors and the Initial Purchasers.
Very truly yours,

MARTIN MIDSTREAM PARTNERS L.P.

By:    Martin Midstream GP LLC,
as general partner

By: /s/ Robert D. Bondurant
Name: Robert D. Bondurant
Title:    Chief Financial Officer

MARTIN MIDSTREAM FINANCE CORP.

By: /s/ Robert D. Bondurant
Name: Robert D. Bondurant
Title:    Chief Financial Officer

MARTIN OPERATING GP LLC

By:    Martin Midstream Partners L.P.,
as sole member

By:    Martin Midstream GP LLC,
as general partner

By: /s/ Robert D. Bondurant
Name: Robert D. Bondurant
Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

Execution Version

MARTIN OPERATING PARTNERSHIP L.P.

By:    Martin Operating GP LLC,
as general partner

By:    Martin Midstream Partners L.P.,
as sole member

By:    Martin Midstream GP LLC,
as general partner

By: /s/ Robert D. Bondurant                    Name: Robert D. Bondurant
Title:    Chief Financial Officer

MOP MIDSTREAM HOLDINGS LLC

By:    Martin Operating Partnership L.P.,
as sole member

By:    Martin Operating GP LLC,
as general partner

By:    Martin Midstream Partners L.P.,
as sole member

By:    Martin Midstream GP LLC,
as general partner

By: /s/ Robert D. Bondurant                    Name: Robert D. Bondurant
Title:    Chief Financial Officer

[Signature Page to Purchase Agreement]

Execution Version

REDBIRD GAS STORAGE LLC

By:    Martin Operating Partnership L.P.,
as sole member

By:    Martin Operating GP LLC,
as general partner

By:    Martin Midstream Partners L.P.,
as sole member

By:    Martin Midstream GP LLC,
as general partner

By: /s/ Robert D. Bondurant                    Name: Robert D. Bondurant
Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

Execution Version

Accepted as of the date hereof.

WELLS FARGO SECURITIES, LLC
RBC Capital Markets, LLC
RBS Securities Inc.
SunTrust Robinson Humphrey, Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Acting severally on behalf of themselves
and the several Initial Purchasers named
in Schedule I hereto

By:    WELLS FARGO SECURITIES, LLC

By:    /s/ Kevin J. Scotto
Name: Kevin J. Scotto
Title: Director

By:    RBC Capital Markets, LLC

By:    /s/ Barrett Blaschke
Name: Barrett Blaschke
Title: Vice President

By:    RBS Securities Inc.

By:    /s/ Marin Gagliardi
Name: Marin Gagliardi
Title: Managing Director

By:    SunTrust Robinson Humphrey, Inc.

By:    /s/ Peter Almond
Name: Peter Almond
Title: Director

By:    Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:    /s/ Scott Archer
Name: Scott Archer
Title: Managing Director
[Signature Page to Purchase Agreement]

Execution Version

EXHIBIT A
FORM OF OPINION OF LOCKE LORD LLP
The opinion of Locke Lord LLP to be delivered pursuant to Section 6(a) of the Purchase Agreement dated February 6, 2013, by and among the Issuers, the Guarantors and the Initial Purchasers (the “Purchase Agreement”) shall be to the effect that:
1.Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business as presently conducted and as described in the Offering Memorandum and the Final Memorandum, in each case in all material respects. Each of the Partnership and the Operating Partnership has been duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify does not have a Material Adverse Effect.

2.Each of the General Partner and Operating GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business as presently conducted and as described in the Offering Memorandum and the Final Memorandum, in each case in all material respects. The General Partner has all necessary limited liability company power and authority to act as general partner of the Partnership. Operating GP has all necessary limited liability company power and authority to act as general partner of the Operating Partnership. Each of the General Partner and Operating GP has been duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify does not have a Material Adverse Effect.

3.The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without independent investigation, in each case other than those created by or arising under the Delaware LP Act, Permitted Liens, applicable securities laws and any restrictions set forth in the governing documents of the Issuers or Guarantors.

4.Finance Corp. has been duly incorporated and is validly existing in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”) with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Offering Memorandum and the Final Memorandum, in each case in all material respects. Finance Corp. has been duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration

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or qualification necessary, except where the failure to so register or qualify does not have a Material
Adverse Effect.

5.The Partnership is the sole member of Operating GP with a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly authorized and validly issued in accordance with the Operating GP Agreement and is fully paid (to the extent required under the Operating GP Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of Delaware or otherwise known to such counsel, without independent investigation, in each case other than those created by or arising under the Delaware LLC Act, Permitted Liens, applicable securities laws and any restrictions set forth in the governing documents of the Issuers or Guarantors.

6.Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and is fully paid (to the extent required under the Operating Partnership Agreement) and Operating GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP as debtor is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without independent investigation, in each case other than those created by or arising under the Delaware LP Act, Permitted Liens, applicable securities laws and any restrictions set forth in the governing documents of the Issuers or Guarantors.

7.The Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without independent investigation, in each case other than those created by or arising under the Delaware LP Act, Permitted Liens, applicable securities laws and any restrictions set forth in the governing documents of the Issuers or Guarantors.

8.The Operating Partnership owns 100% of the outstanding Class A membership interests and 100% of the outstanding Class B membership interests in Redbird; such membership interests have been duly authorized and validly issued in accordance with the Redbird Agreement, are fully paid (to the extent required under the Redbird Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without

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independent investigation, in each case other than those created by or arising under the Delaware LLC Act, Permitted Liens, applicable securities laws and any restrictions set forth in the Redbird Agreement.

9.The Operating Partnership owns 100% of the outstanding membership interests in MOP Midstream; such membership interests have been duly authorized and validly issued in accordance with the MOP Midstream Agreement, are fully paid (to the extent required under the MOP Midstream Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without independent investigation, in each case other than those created by or arising under the Delaware LLC Act, Permitted Liens, applicable securities laws and any restrictions set forth in the MOP Midstream Agreement.

10.Each of the Guarantors other than the Operating Partnership and Operating GP has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of formation with all limited partnership or limited liability company, as the case may be, power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in the Offering Memorandum and the Final Memorandum. Each of the Issuers and the Guarantors is duly registered or qualified to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as the case may be, in each jurisdiction set forth opposite its name on an exhibit to such opinion.

11.Each of the Operative Agreements has been duly authorized and validly executed and delivered by the Issuers and Guarantors that are parties thereto. Assuming due authorization, execution and delivery by each party other than an Issuer or Guarantor, each of the Operative Agreements (other than any Operative Agreement governed by law other than Texas law) to which any of the Issuers or Guarantors is a party constitutes a valid and legally binding obligation of the Issuer and Guarantor that is party thereto, enforceable against each such party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws or public policy considerations.

12.Each of the Issuers, General Partner and Guarantors has been duly registered or qualified as a foreign limited partnership, corporation or limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify does not have a Material Adverse Effect.

13.Except as described in the Offering Memorandum and the Final Memorandum, to the knowledge of such counsel, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or

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threatened, against or involving any of the Issuers or Guarantors, or to which any of the Issuers or Guarantors or their properties are subject that would be required to be described by the Securities Act in a registration statement to be filed with the Commission and that are not described as required therein.

14.No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any of the Issuers or Guarantors or any of their respective properties is required in connection with the offering, issuance and sale of the Notes (and related Guarantees) by the Issuers or Guarantors in the manner contemplated by the Purchase Agreement or in the Final Memorandum, the execution, delivery and performance of the Purchase Agreement, the Indenture and the Registration Rights Agreement by the Issuers or Guarantors and the consummation by the Issuers or Guarantors of the transactions contemplated hereby and thereby, except (i) with respect to the purchase and resale of the Notes (and related Guarantees) by the Initial Purchasers, under applicable states securities or “Blue Sky” laws, as to which we express no opinion, (ii) with respect to the Exchange Notes (and related Guarantees), as may be required under the Securities Act and applicable state securities or “Blue Sky” laws as contemplated by the Registration Rights Agreement, as to which we express no opinion, (iii) with respect to the Trustee and the Indenture in respect of the Exchange Notes (and related Guarantees), as may be required under the Trust Indenture Act, as to which we express no opinion, (iv) for such consents that have been obtained or made, (v) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or (vi) as disclosed in the Offering Memorandum and the Final Memorandum.

15.None of the offering, issuance and sale of the Notes (and related Guarantees) by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Notes (and related Guarantees), the Exchange Notes (and related Guarantees), the Indenture, the Registration Rights Agreement or the Purchase Agreement by the Issuers or Guarantors or the consummation of the transactions contemplated hereby or thereby (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement or other organizational documents of any of the Issuers or Guarantors, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any agreement filed or incorporated by reference as an exhibit to the Partnership's annual report on Form 10-K for the year ended December 31, 2011 that is governed by the laws of the States of New York or Texas (the “Filed Agreements”), (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas or the federal laws of the United States of America, provided that we express no opinion in this paragraph (15) as to federal or state securities or anti-fraud laws or (iv) to our knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Issuers or Guarantors pursuant to the Filed Agreements, which breaches, violations or defaults, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

16.Neither the Issuers nor any Guarantors is, or will be after giving effect to the offering and sale of the Notes (and the related Guarantees) and the application of the proceeds thereof as described in the Offering Memorandum and the Final Memorandum, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

17.The Purchase Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and Guarantors and (assuming the existence, organizational power, due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid

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and binding obligations of the Issuers and each Guarantor in accordance with its respective terms; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions thereunder may be limited by federal or state securities laws and considerations of public policy.

18.The Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and Guarantors, and (assuming the existence, organizational power, due authorization, execution and delivery thereof by the Initial Purchasers) is a valid and legally binding agreement of each of the Issuers and Guarantors, enforceable against each of them in accordance with its terms; provided, that the enforceability thereof is subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions thereunder may be limited by federal or state securities laws and considerations of public policy.

19.The Indenture has been duly authorized, executed and delivered by each of the Issuers and Guarantors, and (assuming the existence, organizational power, due authorization, execution and delivery thereof by the Trustee) is a valid and legally binding agreement of each of the Issuers and Guarantors, enforceable against each of them in accordance with its terms; provided, that the enforceability thereof is subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions thereunder may be limited by federal or state securities laws and considerations of public policy.

20.The Notes and the Guarantees have been duly authorized by each of the Issuers and the Guarantors, respectively, and the Notes are substantially in the form contemplated by the Indenture and have been validly executed by each of the Issuers, and, when duly authenticated by the Trustee in the manner provided for in the Indenture and delivered to and paid for by the Initial Purchasers under the Purchase Agreement, will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions thereunder may be limited by federal or state securities laws and considerations of public policy.

21.The Exchange Notes (and related Guarantees) have been duly authorized by the Issuers and the Guarantors, respectively, and, when the Exchange Notes (and related Guarantees) have been validly issued and duly authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Exchange Notes (and related Guarantees) will have

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been validly executed and will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided further that the indemnity and contribution provisions hereunder may be limited by federal or state securities laws and considerations of public policy.

22.The statements set forth or incorporated by reference in each of the Preliminary Memorandum and the Final Memorandum (i) under the captions “Summary - The Offering” and “Description of Notes,” insofar as they purport to constitute summaries of the terms of the Securities, are accurate in all material respects, (ii) under the captions “United States Federal Income and Estate Tax Considerations,” insofar as they purport to constitute summaries of statutes, legal, governmental and regulatory proceedings, fairly summarize the matters described therein in all material respects and (iii) under the caption “Description of Other Indebtedness,” insofar as they purport to constitute summaries of contracts and other documents, are accurate in all material respects.

23.Assuming the accuracy of the representations and warranties and compliance with the agreements of the Issuers and Guarantors and the Initial Purchasers contained in the Purchase Agreement and assuming the Notes are issued and sold under the circumstances contemplated by the Purchase Agreement and the Final Memorandum, no registration of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Notes in the manner contemplated by the Purchase Agreement.

In addition, Locke Lord LLP shall include in its opinion or a separate letter the following language:
We have participated in conferences with officers and other representatives of the Issuers, representatives of the independent registered public accounting firm of the Partnership and your representatives, at which the contents of the Preliminary Memorandum, the Offering Memorandum, the Final Memorandum and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum (except as and to the extent stated in paragraph 22 above), and we have not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Final Memorandum involve matters of a non-legal nature. Accordingly, we do not pass upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in, the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum (except as and to the extent stated in paragraph 22 above). Subject to the foregoing and on the basis of the information we gained in the course of performing services referred to above, we advise you that nothing came to our attention that caused us to believe that:
(a)    the Offering Memorandum as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
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(b)    the Final Memorandum, as of its date and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that we express no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor's report thereon, included or incorporated by reference therein, (ii) any other financial or accounting information or data contained or incorporated by reference therein or (iii) the representations and warranties and other statements of fact included in the exhibits to any document incorporated by reference therein.

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SCHEDULE I
INITIAL PURCHASERS

Aggregate Principal Amount of
Initial Purchaser	Notes to be Purchased from the Issuers
Wells Fargo Securities, LLC	$59,375,000
RBC Capital Markets, LLC	$28,125,000
RBS Securities Inc.	$28,125,000
SunTrust Robinson Humphrey, Inc.	$28,125,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$28,125,000
UBS Securities LLC	$12,500,000
Comerica Securities, Inc.	$9,375,000
Natixis Securities Americas LLC	$9,375,000
Regions Securities LLC	$9,375,000
Citigroup Global Markets Inc.	$9,375,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$9,375,000
Raymond James & Associates, Inc.	$9,375,000
ABN AMRO Securities (USA) LLC	$9,375,000
Total	$250,000,000

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SCHEDULE II
SUBSIDIARY GUARANTORS
MARTIN OPERATING GP LLC, a Delaware limited liability company
MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership
REDBIRD GAS STORAGE LLC, a Delaware limited liability company
MOP MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

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Schedule III
FORM OF PRICING TERM SHEET

PRICING SUPPLEMENT                                    STRICTLY CONFIDENTIAL

$250,000,000

Martin Midstream Partners L.P.
Martin Midstream Finance Corp.

7 ¼% Senior Notes due 2021
February 6, 2013

Pricing Supplement dated February 6, 2013 to the Preliminary Offering Memorandum dated February 5, 2013.
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms used below have the meanings given in the Preliminary Offering Memorandum.
The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.
The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes are not transferable except in accordance with the restrictions described under “Notice to Investors” in the Preliminary Offering Memorandum.

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Issuers:	Martin Midstream Partners L.P. and Martin Midstream Finance Corp.
Principal Amount:	$250,000,000
Title of Securities:	7 ¼% Senior Notes due 2021 (the “Notes”)
Distribution:	144A/Regulation S with registration rights as set forth in the Preliminary Offering Memorandum
Final Maturity Date:	February 15, 2021
Issue Price:	100%, plus accrued interest, if any, from February 11, 2013
Coupon:	7.25%
Yield to Maturity:	7.25%
Interest Payment Dates:	February 15 and August 15 of each year, beginning on August 15, 2013
Interest Record Dates:	February 1 and August 1
Trade Date:	February 6, 2013
Settlement Date:	February 11, 2013 (T+3)
Optional Redemption Call Schedule:

YearPercentage
February 15, 2017.....................................................103.625%
February 15, 2018.....................................................101.813%
February 15, 2019 and thereafter..............................100.000%

Make-Whole Amount:	Make-whole call prior to February 15, 2017, as described in the Preliminary Offering Memorandum.
Equity Claw:	Up to 35% prior to February 15, 2016 at 107.250% of the principal amount of the Notes.
Identification Numbers:	144A: CUSIP: 573334 AC3 ISIN: US573334AC33
Reg S: CUSIP: U57363 AB6 ISIN: USU57363AB68
Joint Book-Running Managers:	Wells Fargo Securities, LLC RBC Capital Markets, LLC RBS Securities Inc. SunTrust Robinson Humphrey, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated
Co-Managers:
UBS Securities LLC
Comerica Securities, Inc.
Natixis Securities Americas LLC
Regions Securities LLC
Citigroup Global Markets Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Raymond James & Associates, Inc.
ABN AMRO Securities (USA) LLC

Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent effected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

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